UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2007


                                  NDS Group plc
             (Exact name of registrant as specified in its charter)


      England and Wales                 0-30364               Not Applicable
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                     One Heathrow Boulevard, 286 Bath Road,
                                  West Drayton,
                                    Middlesex
                             United Kingdom UB7 0DQ
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: +44 20 8476 8000

                                 Not applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2007, the Board of Directors of NDS Group plc (the "Company") approved (i) the grants of equity awards under the Company's 2006 Long-Term Incentive Plan (the "Plan") that are tied to the Company's performance for the fiscal year ending June 30, 2007 and (ii) the adoption of forms of award terms and conditions to be used for such grants and to be used for future grants to be made from time to time.

Performance-Contingent Conditional Award

The Board of Directors approved the grant of a performance-based conditional award of American Depositary Receipts (each representing one Series A ordinary share of US $0.01 in the capital of the Company) ("ADRs") pursuant to the Plan to certain employees of the Company, including the Company's named executive officers (each, an "Award Recipient") relating to the Company's performance for the fiscal year ending June 30, 2007. The performance-based conditional award represents the right to receive, on or around the time of vesting, a number of ADRs that is based on the Company's achievement of certain operating income targets (the "Performance-Based Conditional Award") for the fiscal year ending June 30, 2007. The value of the Performance-Based Conditional Award (the "Determined Conditional Award") is calculated as a percentage of the Award Recipient's annual base salary and is based on the level of operating income achieved by the Company compared to the target operating income levels established by the Board of Directors. The number of ADRs subject to the Performance-Based Conditional Award will be calculated by dividing the value of the Determined Conditional Award by the average of the closing price of the ADRs on the 20-day trading period ending on a date to be determined by the Board of Directors, but which shall be no later than ten days after the Company's earnings for the fiscal year ending June 30, 2007 are publicly released. The Performance-Based Conditional Award will vest in four, equal annual installments beginning on August 15, 2007 and on or about each anniversary of such date.

On April 30, 2007, the Board of Directors approved the following grants of Performance-Based Conditional Awards to be made to the Company's named executive officers once a block deed of grant is executed by the Company. The grants to the named executive officers are set forth in the table below:

--------------------------------------------------------------------------------
NAME                       TITLE                      RANGE OF POTENTIAL FISCAL
                                                      2007 PERFORMANCE-BASED
                                                      CONDITIONAL AWARD VALUE AS
                                                      A PERCENTAGE OF ANNUAL
                                                      BASE SALARY
--------------------------------------------------------------------------------
Dr. Abe Peled              President and Chief        0 - 152%
                           Executive Officer
--------------------------------------------------------------------------------
Alexander Gersh            Chief Financial Officer    0 - 225%
--------------------------------------------------------------------------------
Raffi Kesten               Chief Operating Officer    0 - 161%
--------------------------------------------------------------------------------

The Board of Directors approved a form of Performance-Based Conditional Award Agreement relating to the grant, a copy of which is being filed as Exhibit 10.1 to this Current Report and which is hereby incorporated by reference into this
Item 5.02(e).

Fixed Conditional Award

On April 30, 2007, the Board of Directors approved a form of Fixed Conditional Award Agreement under the Plan, pursuant to which the Company may grant fixed conditional awards to its directors, named executive officers, other senior officers, executives and employees from time to time.

A fixed conditional award will represent an award over a fixed number of ADRs as determined by the Board of Directors ("Fixed Conditional Award"). The Fixed Conditional Award will vest as set forth in the Fixed Conditional Award Terms and Conditions. The foregoing does not constitute a complete summary of the terms of the Fixed Conditional Award, and reference is made to the complete text of the Fixed Conditional Award Terms and Conditions, a copy of which is being filed as Exhibit 10.2 to this Current Report, which is hereby incorporated by reference into this Item 5.02(e).

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.


Exhibit
Number             Description
------             -----------
10.1               Form of Performance-Based Conditional Award Agreement
10.2               Form of Fixed Conditional Award Agreement

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 4, 2007                                  NDS GROUP PLC


                                                    /s/ Alexander Gersh
                                                    ----------------------------
                                                    Alexander Gersh
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number             Description
------             -----------
10.1               Form of Performance-Based Conditional Award Agreement
10.2               Form of Fixed Conditional Award Agreement